SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 4, 2003


                            Avatech Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    001-31265                    84-1035353
     (State or Other                (Commission                 (IRS Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)





          11403 Cronhill Drive, Suite A, Owings Mills, Maryland 21117
               (Address of Principal Executive Offices)       (ZIP Code)





       Registrant's telephone number, including area code: (410) 902-6900

Item 4. Changes in Registrant's Certifying Accountant.

PlanetCAD, Inc. (PlanetCAD) was the legal acquirer of Avatech Solutions, Inc. (Avatech) which acquisition was consummated November 19, 2002. Avatech was considered the accounting acquirer. On January 30, 2003 Avatech notified KPMG LLP that it had been dismissed. KPMG LLP's report on the financial statements of PlanetCAD for the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by Avatech's board of directors. There were no disagreements between PlanetCAD and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope. We have authorized KPMG LLP to respond fully to the inquiries of the successor accountant concerning the subject matter of any disagreements. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Ernst & Young LLP was engaged on May 28, 2002 to audit the financial statements of Avatech as of and for the year ended June 30, 2002. Ernst & Young LLP will continue as the auditor subsequent to the acquisition consummated November 19, 2002. Ernst & Young LLP was not consulted on the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        99.1  Letter to Commission from KPMG LLP



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Avatech Solutions, Inc.



                                          By:___________________________________
                                             Gary Rever, Chief Financial Officer


Date:  March 4, 2003



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

                                                                    EXHIBIT 99.1
[KPMG LOGO]

         707 Seventeenth Street
         Suite 2700
         Denver, CO  80202



March 4, 2003



Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

We were previously principal accountants for Avatech Solutions, Inc. (formerly PlanetCAD, Inc.) and under the date of March 8, 2002, we reported on the consolidated financial statements of PlanetCAD, Inc. as of and for the years ended December 31, 2001 and 2000. On January 30, 2003, we were notified that Avatech Solutions, Inc., formerly PlanetCAD, Inc., had terminated our appointment as principal accountants. We have read Avatech Solutions, Inc.'s statements included under Item 4 of its Form 8-K dated March 4, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with Avatech Solutions, Inc.'s statement that the decision to change accountants was approved by the Board of Directors and we are not in a position to agree or disagree with Avatech Solutions, Inc.'s statement that Ernst & Young LLP was not consulted on the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on PlanetCAD, Inc.'s consolidated financial statements.

Very truly Yours truly,


    /s/
--------------------------------
KPMG LLP